UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2024

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On February 22, 2024, Riot Platforms, Inc. (together with its consolidated subsidiaries, the “Company”) issued a press release (the “Press Release”) regarding highlighted financial and operational results for the year ended December 31, 2023, as disclosed in the Company’s annual report on Form 10-K for that period, which was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 22, 2024 (the “Annual Report”). A copy of the Annual Report is available at the SEC’s website, www.sec.gov, and the “Investor Relations” page of the Company’s website, www.riotplatforms.com. A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K (this “Report”).

The Company also released an updated corporate presentation, dated as of February 22, 2024, providing an overview of management’s discussion and analysis of the Company’s financial position, business, and operations for the year ended December 31, 2023 (the “Corporate Presentation”), as disclosed in the Annual Report. A copy of the Corporate Presentation is attached as Exhibit 99.2 to this Report.

To supplement the Company’s financial results presented on a U.S. Generally Accepted Accounting Principles (“GAAP”) basis, the Company’s Press Release and Corporate Presentation include certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA, which eliminate the effect of certain non-cash and non-recurring items that management believes do not reflect the Company’s ongoing strategic business operations. The Company constantly evaluates its use of non-GAAP financial measures, and the Company believes its use of these measures is helpful in assisting management’s evaluation of the Company’s performance and achievement of its strategic goals. The non-GAAP financial measures used by the Company should be viewed in addition to, and not as a substitute for, or superior to, the Company’s reported results prepared in accordance with GAAP, and they should be read only in conjunction with the Company’s consolidated financial statements and results of operations (unaudited) prepared in accordance with GAAP. The Company’s non-GAAP financial measures referenced in the Press Release and the Corporate Presentation, EBITDA and Adjusted EBITDA, are reconciled to their most directly comparable GAAP financial measure, net income, in the data tables and associated notes under the heading, “Non-U.S. GAAP Measures of Financial Performance,” in the Press Release and the Appendices at the end of the Investor Presentation.

The information in this Report, including the Press Release and the Corporate Presentation attached as Exhibits 99.1 and 99.2 hereto, respectively, is furnished pursuant to Section 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to liability under that Section, and shall not be incorporated into any filing under the Securities Act of 1933, as amended, (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward Looking Statements

This Report, the Press Release attached as Exhibit 99.1, and the Corporate Presentation attached as Exhibit 99.2, as well as the documents referenced herein and therein, may contain forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 (the “PSLRA”). The Company may also make forward-looking statements in the other reports and documents filed with the SEC, including those documents and filings incorporated herein by reference. All statements in this Report, the Press Release attached as Exhibit 99.1 hereto, and the Corporate Presentation attached as Exhibit 99.2, as well as the documents referenced herein and therein, other than statements of historical fact, are “forward-looking statements” within the scope of this cautionary note and the PSLRA, including, but not limited to, statements concerning: our plans, strategies and objectives for future operations; new equipment, systems, technologies, services, or developments; future economic conditions, performance, or outlooks; future political conditions; the outcome of contingencies; potential acquisitions or divestitures; the number and value of Bitcoin rewards and transaction fees we earn from our Bitcoin mining operations; expected cash flows or capital expenditures; our beliefs or expectations; activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future; and assumptions underlying or based upon any of the foregoing. Forward-looking statements may be identified by their use of forward-looking terminology, such as “believes,” “expects,” “may,” “should,” “would,” “will,” “intends,” “plans,” “estimates,” “anticipates,” “projects,” and similar words or expressions; however, forward-looking statements may be made without such terminology.

Such forward-looking statements reflect our management’s opinions, expectations, beliefs, and assumptions regarding future events as of the time they are made, based on information then available to management. These forward-looking statements are not guarantees of future performance or actual results, and you should not place undue reliance on them.

The future events, conditions, or results expressed in, or implied by, such forward-looking statements may not materialize or prove to be correct due to various risks and uncertainties facing the Company, including those risks which management has identified and believes to be material, as well as those which management has not identified, or which management does not believe to be material as of the date hereof. Such identified risk factors may be found in the Annual Report, under the heading “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”, as well as under similar headings in subsequent filings we make with the SEC. The discussion of such risks is not an indication that any such risks have occurred at the time of this filing. It is not possible for our management to predict all risks, the potential impact of all factors on our business, or the extent to which any factor, or combination of factors, may cause our actual results to differ, perhaps materially, from those contained in, or implied by, any forward-looking statements we may make. Should such risks or uncertainties develop into actual events, these developments could have a material adverse effect on our business, financial condition, results of operations, stockholder’s equity, and cash flows, and the market price of our securities may decline, as a result. Copies of these filings may be obtained from the SEC’s website, www.sec.gov.

Accordingly, you should read this Report, the Press Release, and in the Corporate Presentation, as well as the documents referenced herein or therein, and other filings we make with the SEC, completely and with the understanding that our future results may be materially different from our historical results and from the results expressed in or implied by any such forward-looking statements. All forward-looking statements attributable to us speak only as of the date they are made and, unless otherwise required by applicable securities laws, we do not assume any obligation and disclaim any intention to update or revise any such forward-looking statements. All forward-looking statements attributable to us are expressly qualified by the foregoing cautionary statements and are made in reliance of the safe harbor provisions of Section 27A of the Securities Act Section 21E of the Exchange Act and the PSLRA.

Item 9.01 - Regulation FD Disclosure.

(d)Exhibits.

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
99.1	Press Release of Riot Platforms, Inc. dated February 22, 2024.
99.2	Corporate Presentation of Riot Platforms, Inc. dated February 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and similar amendments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish supplement copies of any of the omitted schedules upon request by the SEC.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Colin Yee
Name:	Colin Yee
Title:	Chief Financial Officer

Date: February 22, 2024